2Q 2025 Earnings Conference Call July 29, 2025 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman and CEO Joi Harris – President and COO Dave Ruud – Executive Vice President and CFO Matt Krupinski – Director of Investor Relations

Continuing to deliver exceptional results for our stakeholders; well-positioned for long-term growth 4 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors; received Gallup Great Workplace Award for 13th consecutive year ✓ Strong first half of the year across all of our businesses; well positioned to achieve high end of operating EPS1 guidance in 2025 ✓ Infrastructure investments and process improvements are delivering measurable improvements in reliability for our customers, while also maintaining affordability ✓ Successfully executing renewable investments supporting our strong voluntary renewable program and Michigan’s legislated clean energy plan ✓ Customer-focused investments support our long-term operating EPS growth rate target of 6% - 8% through 2029 and RNG tax credits provide confidence we will reach the high end of our targeted range 2025 through 2027 ✓ Data center opportunities provide potential upside to plan through additional investments in renewable energy, energy storage and new generation

Our priorities, goals, and long-term vision remain unchanged, and we will build on historical momentum to continue to deliver strong results for our customers, communities and investors 5 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings ✓ Plan supported by a highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Strong utility growth driven by customer-focused investments to improve reliability and transition to cleaner energy ✓ Solid regulatory framework supports infrastructure investments and transition to cleaner energy ✓ Meaningful, transparent, low-risk growth opportunities in non-utility businesses provide diversity in earnings and geography ✓ Well-positioned to serve potential significant data center demand; provides upside to plan through additional investments in new generation while supporting customer affordability ✓ Distinctive growth supported by strong balance sheet and solid investment-grade credit profile 6% - 8% Average Annual Operating EPS1 Growth Attractive Dividend Strong Balance Sheet 2025 - 2029 $30 DTE Electric DTE Gas DTE Vantage$1.5 - $2.0 $4 $24 5-year investment plan (billions) Potential for upside to plan driven by data center growth

6 • Continuing efforts to further improve grid reliability for our customers in 1H 2025 — Installed more than 220 smart grid devices to greatly reduce outage duration — Conducted over 230 miles of pole top maintenance, upgrading and replacing ~1,560 utility poles — Progressed on robust tree trimming program; trimmed over 3,350 miles of trees — Continued to advance infrastructure rebuild of the 4.8kV system • Investments to improve reliability for our customers are working — Strategic investments and process improvements, along with more favorable weather, led to a nearly 70% improvement in customers’ time spent without power in 2024 when compared to 2023 — Continued progress in 2025 gives us confidence we will achieve our goal of reducing outages by 30% and the amount of time customers spend without power by 50% by 2029 • Continued progress on the regulatory front to affordably execute distribution investments for our customers — DTE Electric rate case filing supports our 5-year $10 billion grid reliability investment commitment while maintaining affordability; requesting ~$1 billion of distribution spend to be included in the Infrastructure Recovery Mechanism by 2029 — Investments supported by the recent MPSC electric distribution audit Driving operational improvements and investments into the grid to further improve reliability for our customers

7 • Well positioned to execute robust renewable energy investment plan — Reached settlement agreement for 2024 Renewable Energy Plan filing that supports Integrated Resource Plan and voluntary renewables investments — Inflation Reduction Act provisions continue to allow us to execute these investments affordably for our customers — Building ~900 MW of renewables per year on average over the next 5 years — Clear line of sight on solar panels, land positions and permitting; safe harbored tax credits into 2029 • Data center opportunities provide potential upside to plan through additional investments in renewable energy, energy storage and new generation — In advanced discussions with multiple Hyperscalers for over 3 GW of new load; ongoing discussions with multiple other data center opportunities — Targeting to close first large data center deal by year-end 2025 — Data center load ramp will be supported by existing capacity and will also require new energy storage and generation investment — Data center growth will also help drive affordability for existing customers Renewable investments support voluntary program and legislated clean energy plan; data centers provide potential upside to long-term investment plan

2Q 2025 operating earnings1 variance 8 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2024 2025 Variance Primary drivers DTE Electric $279 $318 $39 Rate implementation and timing of taxes, partially offset by higher O&M and rate base costs and warmer weather in 2024 DTE Gas 12 6 (6) Higher O&M and rate base costs partially offset by colder weather DTE Vantage 14 31 17 RNG production tax credits and higher custom energy solutions earnings Energy Trading 31 24 (7) Continued strong physical power performance Corporate & Other (40) (96) (56) Primarily timing of taxes which reverses by end of year DTE Energy $296 $283 ($13) Operating EPS $1.43 $1.36 ($0.07) Avg. Shares Outstanding 207 207 (millions, except EPS) Strong performance supports our ability to achieve the high end of operating EPS guidance in 2025

Investment focused on improved reliability and cleaner generation; well-positioned for long-term growth 9 ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Strong first half of the year across all of our businesses ✓ Achieving reliability improvements as we transition to fully automated grid, update existing infrastructure, rebuild significant parts of the grid and continue enhanced tree-trimming ✓ 2025 operating EPS1 guidance midpoint provides 7% growth over 2024 original guidance midpoint; currently positioned to achieve high end of guidance in 2025 ✓ Investment plan supported by strong balance sheet and solid investment-grade credit profile, combined with a continued focus on customer affordability ✓ Long-term operating EPS growth rate target of 6% - 8% through 2029 from 2025 original guidance midpoint; RNG tax credits provide confidence we will reach the high end of our targeted range 2025 through 2027 and provide flexibility to exceed the high end or support future years ✓ Data center opportunities provide potential upside to plan through additional investments in renewable energy, energy storage and new generation 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

10 Appendix

Achieving success across all businesses 11 DTE Electric • Progressing on rate case filing that underpins customer-focused investments in system reliability and grid modernization while managing affordability • Broke ground on 100 MW Cold Creek Solar Park; first of several parks that will support Ford Motor Company in reaching its goal of 100% carbon-free energy for Michigan manufacturing plants • Completed construction of the 80 MW Pine River Solar Park; featuring over 180,000 solar panels and generating enough clean energy to power nearly 20,000 homes • Completed construction of the 100 MW Polaris Solar Park; generating enough clean energy to power nearly 24,000 homes • In advanced discussions with multiple Hyperscalers for over 3 GW of new load DTE Gas • Continued progress on main renewal program • Natural Gas Balance program with nearly 12,000 customers subscribed DTE Vantage • Continuing construction on the long-term, fixed-fee custom energy solutions project with Ford Motor Company; expecting commercial operation in 2026 • Progressing on project to design, build, own, operate and maintain a 42 MW combined heat and power project serving a large industrial customer; expect construction to begin later this year • Strong development pipeline of projects to support continued growth

Economic development fuels Michigan’s growth • Michigan ranks 6th by CNBC for America’s Top States for Business in 2025 • Significant investment in Michigan, supporting thousands of jobs — General Motors investment to convert an assembly plant to produce gas-powered full- size SUVs and light duty pickup trucks — Henry Ford Health, Detroit Pistons and Michigan State University investment in Detroit for hospital expansion, research facility and neighborhood redevelopment — Ilitch Organization and University of Michigan investment for an innovation campus — LG Energy Solution investment to expand battery manufacturing facility — Multiple data center opportunities which could provide additional growth • Positive economic indicators in Michigan — Housing permits up 19.2% in Southeast Michigan YTD May 2025 vs. YTD May 2024 — Southeast Michigan’s payroll employment up 0.5% May 2025 vs. May 2024 • Customer growth continues in DTE service territory — Residential and commercial customer count growth of ~0.6% June 2025 vs. June 2024 12

2025 operating EPS1 guidance midpoint provides 7% growth over 2024 original guidance midpoint; positioned to achieve high end 13 (millions, except EPS) 2025 operating earnings DTE Electric $1,205 - $1,225 DTE Gas 310 - 320 DTE Vantage 150 - 160 Energy Trading 50 - 60 Corporate & Other (255) - (245) Positioned to achieve high end of operating EPS guidance in 2025 DTE operating earnings guidance $1,475 - $1,505 DTE operating EPS guidance $7.09 - $7.23 • Utility growth driven by customer-focused investment supporting building the grid of the future and cleaner energy transition • DTE Vantage guidance supported by new project development in the custom energy solutions space and production tax credit opportunities • Continued strength in contracted physical power and gas portfolios at Energy Trading 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Maintaining strong cash flows, balance sheet and credit profile 14 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2027; expect modest increases to equity issuances beginning in 2028 to support our significant capital investment plan • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

$3.3b invested with Michigan businesses in 2024 $955m invested with Detroit suppliers in 2024 $1.0b invested with certified suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability- owned businesses in 2024 70+ supplier diversity awards earned since 2018 92,000 jobs created since 2010 Investing in Michigan businesses, creating thousands of jobs and supporting supplier diversity $31 $20 $138 $176 $137 $286 2024 Michigan spend (millions) 15

Top tier affordability for our customers over the last 4 years 16 State comparison – electric residential bill change % from 2021 to 20251 DTE 3.0% Great Lakes average 15.8% U.S. average 21.3% 1st quartile 2nd quartile 3rd quartile 4th quartile Great Lake peer states 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from April 2024 to March 2025

Weather impact on sales

DTE Electric

Cooling degree days[1]

	2Q 2024	2Q 2025	% Change	YTD 2024	YTD 2025	% Change
Actuals	292	252	(14%)	292	252	(14%)
Normal	253	254	0%	253	254	0%
Deviation from normal	15%	(1%)		15%	(1%)	

Operating earnings[2] impact of weather

	(millions)		(per share)	
	2Q	YTD	2Q	YTD
2024	$16	($9)	$0.08	($0.04)
2025	$0	$2	$0.00	$0.01

Weather normal sales[1]

(GWh)	YTD 2024	YTD 2025	% Change
Residential	7,200	7,217	0.2%
Commercial	9,305	9,146	(1.7%)
Industrial	5,147	4,968	(3.5%)
Other	97	95	(2.1%)
	21,749	**21,426**	(1.5%)

YTD 2025 sales up 1.1% after adjusting for Leap Year (0.6%) and Energy Optimization (2%)

DTE Gas

Heating degree days[3]

	2Q 2024	2Q 2025	% Change	YTD 2024	YTD 2025	% Change
Actuals	560	836	49%	3,303	4,049	23%
Normal	797	782	(2%)	4,033	3,935	(2%)
Deviation from normal	(30%)	7%		(18%)	3%	

Operating earnings[2] impact of weather

	(millions)		(per share)	
	2Q	YTD	2Q	YTD
2024	($14)	($47)	($0.07)	($0.23)
2025	$3	$8	$0.01	$0.03

1. DTE Electric 2024 weather normalized data based on 2008 - 2022 weather and 2025 weather normalized data based on 2009 - 2023 weather
2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings
3. DTE Gas 2024 weather normalized data based on 2009 - 2023 weather and 2025 weather normalized data based on 2010 - 2024 weather

DTE
17

Cash flow and capital expenditures guidance 18 1. Includes equity issued for employee benefit programs 2025 guidance DTE Electric Base infrastructure $765 Cleaner generation 1,450 Distribution infrastructure 1,520 $3,735 DTE Gas Base infrastructure $345 Gas renewal program 315 $660 Non-utility $375 - $575 Total $4,770 - $4,970 2025 guidance Cash from operations1 $3.3 Capital expenditures (4.9) Free cash flow ($1.6) Dividends (0.9) Other (0.3) Net cash ($2.8) Debt financing Issuances $4.1 Redemptions (1.3) Total debt financing $2.8 (millions) Cash flow Capital expenditures (billions)

YTD 2Q 2024 YTD 2Q 2025 DTE Electric Base infrastructure $422 $324 Cleaner generation 515 427 Distribution infrastructure 778 782 $1,715 $1,533 DTE Gas Base infrastructure $177 $140 Gas renewal program 168 138 $345 $278 Non-utility $451 $130 Total $2,511 $1,941 YTD 2Q 2024 YTD 2Q 2025 Cash from operations1 $1.8 $1.7 Capital expenditures (2.5) (1.9) Free cash flow ($0.7) ($0.2) Dividends (0.4) (0.4) Other (1.1) (0.1) Net cash ($2.2) ($0.7) Debt financing Issuances $3.0 $2.4 Redemptions (0.8) (1.7) Total debt financing $2.2 $0.7 Cash flow and capital expenditures 19 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

2Q 2025 and 2Q 2024 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 20 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility B) Adjustment to Income Tax Expense due to a tax law change in Illinois C) One-time costs resulting from the voluntary separation incentive program — recorded in Operating Expenses — Operation and maintenance D) Gain on sale of equity investment – recorded in Other (Income) and Deductions 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 21 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.